United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 22, 2025

Date of Report (Date of earliest event reported)

FG Merger II Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42493	86-2579471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Walnut Street, Unit 1A, Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 751-9017

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Rights	FGMCR	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

 Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference is an investor presentation, which will be used by FG Merger II Corp., a Nevada corporation (“FGMC”), and BOXABL Inc., a Nevada corporation (“BOXABL”), from time to time, with respect to the previously announced proposed business combination (the “Business Combination”) between FGMC and BOXABL.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any registration statement, report or other document filed by FGMC or BOXABL pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of BOXABL or FGMC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BOXABL or FGMC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Business Combination, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination, the risk that the Business Combination disrupt current plans and operations, the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Business Combination, the risk that the Business Combination does not close, changes in applicable laws or regulations, the possibility that BOXABL or FGMC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of BOXABL stockholders of the Business Combination is not obtained, the risk that the approval of the shareholders of FGMC of the Business Combination is not obtained, the amount of redemption requests made by FGMC’s shareholders and the amount of funds remaining in FGMC’s trust account after the satisfaction of such requests, BOXABL’s and FGMC’s ability to satisfy the conditions to closing of the Business Combination, the risks discussed in BOXABL’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and the risks discussed in FGMC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive joint proxy statements/prospectuses that FGMC and/or BOXABL intend to file with the SEC in connection with the Business Combination. If any of these risks materialize or BOXABL’s or FGMC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BOXABL nor FGMC presently know or that BOXABL or FGMC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BOXABL’s and FGMC’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. BOXABL and FGMC anticipate that subsequent events and developments may cause their assessments to change. BOXABL and FGMC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing BOXABL’s or FGMC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving BOXABL and FGMC. In connection with the transaction, FGMC intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement/prospectus. Investors and stockholders are urged to read the registration statement and joint proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC carefully and in their entirety when they become available, as they will contain important information about the proposed transaction. Copies of the registration statement, joint proxy statement/prospectus, and other documents filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

FGMC and BOXABL and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of FGMC and BOXABL and a description of their interests in FGMC, BOXABL and the Business Combination are set forth in FGMC’s Annual Report on Form 10-K for the year ended December 31, 2024, and/or will be contained in the registration statement and the joint proxy statement/prospectus when available, which documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2025

FG MERGER II CORP.

By:	/s/ Hassan R. Baqar
Name:	Hassan R. Baqar
Title:	Chief Financial Officer